SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Savos Investments Trust
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SAVOS INVESTMENTS TRUST
Contra Fund
1655 Grant Street, 10th Floor
Concord, CA 94520

June 5, 2015

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card(s) for a special meeting of shareholders (the “Meeting”) of Savos Investments Trust (the “Trust”) relating to its series, the Contra Fund (the “Fund”). The Meeting will be held at the principal executive offices of the Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520 on Tuesday, June 30, 2015 at 10:00 a.m., Pacific time. The purpose of the Meeting is to elect four Trustees for the Trust, three of which are new. As a shareholder, you have the opportunity to vote on this proposal. This package contains information about the proposal and the materials to use when voting by mail or through the Internet.

In order to provide cost and operational efficiencies moving forward, the current Board of Trustees (the “Board”) of the Trust has determined that it would be in the best interest of shareholders to consolidate the Board with the Board of Trustees of GPS Funds I and GPS Funds II (the “GPS Board”), the other funds in the AssetMark, Inc. fund complex. The Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, have indicated their intention to resign from the current Board upon the election of the four nominees. The Trust’s sole “Interested Trustee,” Carrie E. Hansen, is currently a member of the GPS Board and it is proposed that she continue to be a member of the Trust’s Board.

THE TRUSTEES RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.

The proposal has been carefully reviewed by the Trust’s current Board. The Trustees of the Trust, all of whom, except for one, are not affiliated with the Trust’s service providers, are responsible for protecting your interests as a shareholder.

Please take a few minutes to read the enclosed materials and cast your vote promptly. Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing in the postage-paid envelope. You may also vote through the Internet. Simply visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the online instructions.

Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received no later than June 30, 2015. Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Thank you for your participation in this important initiative.

Sincerely,

/s/ Carrie E. Hansen
Carrie E. Hansen
President, Trustee and Chairman of the Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SAVOS INVESTMENTS TRUST
Contra Fund

1655 Grant Street, 10th Floor
Concord, CA 94520

To be held on June 30, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be held on June 30, 2015:
This Proxy Statement is available at proxyonline.com/docs/contrafund.pdf.

To the Shareholders of the Contra Fund (the “Fund”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of Savos Investments Trust (the “Trust”) will be held at the principal offices of the Trust, 1655 Grant Street, 10th Floor, Concord, CA 94520 on Tuesday, June 30, 2015 at 10:00 a.m., Pacific time.  The Meeting is being called for the following reason:

To elect a Board of Trustees.  The nominees for election to the Board, all of which are currently members of the Boards of GPS Funds I and GPS Funds II, the other funds in the AssetMark, Inc. fund family, and one of which, Ms. Hansen, who is also currently a member of the Board of the Trust, are:

David M. Dunford
Paul S. Feinberg
Dennis G. Schmal
Carrie E. Hansen

The Trust may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record of the Fund as of the close of business on May 26, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  You are invited to attend the Meeting. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope, or by voting through the Internet.  Your vote is important.

By order of the Board of Trustees,

/s/ Christine E. Villas-Chernak
Christine E. Villas-Chernak
Secretary of the Trust

June 5, 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote through the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PLEASE SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

ii

PROXY STATEMENT

SAVOS INVESTMENTS TRUST
Contra Fund (the “Fund”)

1655 Grant Street, 10th Floor
Concord, CA 94520

Dated June 5, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be held on June 30, 2015:
This Proxy Statement is available at proxyonline.com/docs/contrafund.pdf

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders of Savos Investments Trust (the “Trust”) to be held at the principal executive offices of the Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520, on Tuesday, June 30, 2015 at 10:00 a.m., Pacific time.

The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposal (the “Proposal”), as described more fully below:

Proposal	Who votes on the Proposal?
To elect a Board of Trustees.  The nominees for election to the Board, all of which are currently members of the Boards of GPS Funds I and GPS Funds II (the “GPS Board”), the other funds in the AssetMark, Inc. (“AssetMark”) fund family, and one of which, Ms. Hansen, who is also currently a member of the Board of the Trust are:

David M. Dunford
Paul S. Feinberg
Dennis G. Schmal
Carrie E. Hansen

Shareholders of the Fund voting collectively.

The Trust may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about June 5, 2015.

This Proxy Statement gives you information about the nominees for election as Trustee to the Board and other matters that you should know before voting.

The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
You can reach the offices of the Trust by calling 1-888-278-5909.

The Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end.  If you want a free copy of the Trust’s most recent annual report or most recent succeeding semi-annual report, if any, please contact your financial institution or intermediary.  You may request a copy of the most recent annual report or most recent succeeding semi-annual report, if any, by calling toll-free (888) 278-5809 or writing to the Trust at: Savos Investments Trust, Attn: Fund Compliance, 1655 Grant Street, 10th Floor, Concord, CA 94520.  The Trust does not make annual or semi-annual reports available via the Internet because the Trust does not maintain a public Web site.

Two or more shareholders of the Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call toll-free (888) 278-5809 or send a written request to Savos Investments Trust, Attn: Fund Compliance, 1655 Grant Street, 10th Floor, Concord, CA 94520 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

TABLE OF CONTENTS
To Elect a Board of Trustees		1
	Introduction	1
	Who are the Trustee Nominees?	1
	How are Nominees for Trustee Selected?	2
	What are the Trustee Nominees’ Qualifications and Experience?	2
	What is the Board’s Leadership Structure?	3
	How Often Does the Board Meet and How are the Trustees Compensated?	5
	Who are the Principal Officers of the Trust?	6
	What are the Standing Committees of the Board?	6
	Who is the Trust’s Independent Auditors?	7
	What is the Required Vote to Elect Trustees?	8
Voting Information		9
	How will Shareholder Voting be Handled?	9
	How do I Ensure my Vote is Accurately Recorded?	9
	May I Revoke my Proxy?	9
	What Other Matters will be Voted upon at the Meeting?	10
	Who is Entitled to Vote?	10
	What is the Quorum Requirement?	10
	Who will Pay the Expenses of the Meeting?	10
	What Other Solicitations will be Made?	10
	How do I Submit a Shareholder Proposal for Inclusion in the Trust’s Proxy Statement for a Future Shareholder Meeting?	11
	How May I Communicate with the Board?	12
More Information about the Fund		12
	Investment Advisor	12
	Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents	12
	Distributor	12
Principal Holders of Shares		13
Appendix A — Background and Related Information for Trustee Nominees		1
Appendix B — Nominating and Governance Committee Charter		1
Appendix C — Principal Officers of the Trust		1

Appendix D — Number of Shares of each Fund Outstanding as of Record Date	1

TO ELECT A BOARD OF TRUSTEES

Introduction

Shareholders of the Trust are being asked to elect four trustees (together, the “Trustee Nominees”) to the Board of the Trust. All of the Trustee Nominees are currently members of the GPS Board, which oversees GPS Funds I and GPS Funds II (collectively, the “GPS Funds”), the other funds advised by the Fund’s investment advisor, AssetMark. One of the Trustee Nominees, Carrie E. Hansen, is also currently a member of the Board of the Trust.

AssetMark’s family of funds is comprised of the Trust and the GPS Funds (collectively, the “AssetMark Funds”). The Trust’s current Board includes a set of individuals who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), that is separate and distinct from the GPS Board. The Independent Trustees of the current Board are John A. Fibiger, Dwight M. Jaffee, and Douglas A. Paul. The Independent Trustee Nominees, David M. Dunford, Paul S. Feinberg, and Dennis G. Schmal, are the Independent Trustees of the GPS Funds. Carrie E. Hansen serves as an “Interested Trustee” for the current Board and the GPS Board.  Shareholders of the Trust are being asked to restructure the Board to create a uniform set of individuals to serve as Trustees on the Boards of the AssetMark Funds in order to provide cost and operational efficiencies in the future.  If elected, the Board of the Trust would be comprised of the following Trustees: Messrs. Dunford, Feinberg and Schmal as Independent Trustees, and Ms. Hansen as an Interested Trustee (the “Proposed Board”).  Although the Boards for the AssetMark Funds will become a common Board, the Trust and the GPS Funds will remain distinct Trusts.

The Trust is governed by its Board, which has oversight responsibility for the management of the Trust’s business affairs.  The Trustees are fiduciaries for the Fund’s shareholders and are subject to the laws of the State of Delaware in this regard. The Board of the Trust oversees the management and affairs of the Trust; establishes policies for the operation of the Fund; oversees and reviews the performance of the advisor, the distributor and others who perform services for the Trust; and appoints the officers who conduct the daily business of the Fund.

Who are the Trustee Nominees?

The Proposed Board is comprised of four members, three of whom are Independent Trustees. Only Ms. Hansen would be deemed an “Interested Trustee” of the Trust because she is an officer of AssetMark, the investment advisor to the Fund, and certain of its affiliates.  Appendix A contains a list of the Trustee Nominees with certain background and related information.

If elected, each Trustee Nominee for the Trust will hold office for the continued lifetime of the Trust until the Trustee’s successor is elected and qualified; until his earlier death, resignation or removal; or until the Trustee is declared bankrupt or incompetent by a court. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.  Each of the Trustee Nominees are standing for election by shareholders of the Trust for the first time.

How are Nominees for Trustee Selected?

The Nominating and Governance Committee of the Trust is responsible for, among other things, identifying and recommending qualified individuals to become Board members.

The Nominating and Governance Committee of the Trust is comprised of all of the Independent Trustees of the current Board.  The Nominating and Governance Committee of the Trust meets as often as necessary or appropriate to discharge its functions and reports its actions and recommendations to the Board on a regular basis.  During the fiscal year ended September 31, 2014, the Nominating and Governance Committee met one time.  The Board has adopted and approved a formal written charter for its Nominating and Governance Committee, which is attached as Appendix B to this Proxy Statement.

The Nominating and Governance Committee of the Trust met to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership, as well as such other information as the Committee deemed relevant to its considerations.  The Nominating and Governance Committee of the Trust recommended the Trustee Nominees for nomination by the Independent Trustees and the Independent Trustees and the current Board of the Trust selected and nominated the Trustee Nominees for election by the shareholders of the Trust.

The Trust’s Nominating and Governance Committee may consider shareholder recommendations for Trustee nominations.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Secretary of the Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520 .  Shareholders should include biographical information and qualifications for any nominees submitted for recommendation. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.

What are the Trustee Nominees’ Qualifications and Experience?

The current Board believes that each Trustee Nominee has the qualifications, experience, attributes and skills appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure. Among the attributes and skills common to all Trustee Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with AssetMark and other service providers, and the ability to exercise independent business judgment. Each Trustee Nominee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor was decisive in determining that an individual should be submitted to shareholders for election as Trustee. Set forth below is a brief description of the specific experience of each Trustee Nominee that the Nominating and Governance Committee and Board considered in making recommendations for Trustee Nominees.  Additional details regarding the background of each Trustee Nominee is included in Appendix A.

David M. Dunford. Mr. Dunford has served as a Trustee of GPS Funds I since 2013 and as a Trustee of GPS Funds II since it was created in 2011. Mr. Dunford serves as the Lead Independent Trustee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also serves on the board of a bank and in public office.

Paul S. Feinberg. Mr. Feinberg has served as a Trustee of GPS Funds I since 2013 and as a Trustee of GPS Funds II since it was created in 2011. He serves as the Chairman of the Nominating and Governance Committee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group.

Dennis G. Schmal. Mr. Schmal has served as a Trustee of GPS Funds I since 2007 and as a Trustee of GPS Funds II since 2013 and serves as the Chairman of the Audit Committee. Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Carrie E. Hansen. Ms. Hansen has served as President, Chairman and Trustee of GPS Funds I and GPS Funds II since 2014. She has served as President of the Trust since 2008 and Chairman and Trustee of the Trust since 2014. She has served in various executive roles with AssetMark and its predecessor companies, and has over 20 years of senior management and accounting experience.

What is the Board’s Leadership Structure?

With respect to the Trust, the Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objective, policies and procedures for the Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of the Fund, including AssetMark and the Fund’s other service providers. The Trustees are responsible for approving the agreements between these service providers and the Trust, approving agreements between the advisor and any sub-advisors, and exercising general service provider oversight.

Leadership Structure and the Board of Trustees of the Trust. Overall responsibility for overseeing and managing the business and affairs of the Trust rests with the Board. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as AssetMark and the Trust’s administrator, transfer agent, distributor and custodian. The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Fund, and exercising general oversight of the service providers. The Board has appointed employees of certain of the Trust’s service providers to serve as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting to the Board regarding Trust operations. The Board has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other matters, approving the investment objectives, policies and procedures for the Fund. The role of the Board and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

The Board is currently composed of three Independent Trustees and one Trustee who is affiliated with AssetMark – Ms. Hansen – and who is the Executive Vice President and Chief Operating Officer of AssetMark. The Board has appointed Ms. Hansen to serve in the role of Chairman. The Independent Trustees have designated Mr. Fibiger as the Lead Independent Trustee. The Lead Independent Trustee participates in and helps to coordinate the preparation of agendas for Board meetings and acts as a liaison between meetings among the Trust’s officers, other Trustees, AssetMark, other service providers and independent legal counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time. The Board believes that the Trust’s leadership and committee structure is appropriate because it provides a structure for the Board to oversee and to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for the Executive Vice President and Chief Operating Officer of AssetMark, who serves as Chairman of the Trust and oversees AssetMark’s day-to-day management of the Fund, and for the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on financial, governance and risk-oversight related issues. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designations of Chairman or Lead Independent Trustee do not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Upon approval of this Proposal, it is anticipated that Ms. Hansen will continue to serve as Chairman of the Board and that Mr. Dunford will be appointed Lead Independent Trustee.

Oversight of Risk for the Trust.  The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Fund’s officers, AssetMark and other Fund service providers perform risk management as part of the day-to-day operations of the Fund. The Board recognizes that it is not possible to identify all risks that may affect the Fund and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust, including reports related to the valuation of the Trust’s assets; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, AssetMark, and the Trust’s principal underwriter, fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Trust’s Chief Compliance Officer and other senior officers of the Trust and AssetMark regarding the compliance policies and procedures of the Trust and of its service providers; and (6) meeting with and receiving reports from other management personnel to discuss risks related to the Fund’s investments and operations. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet and How are the Trustees Compensated?

The current Board held five meetings during the Trust’s last fiscal year.  The Trust does not hold annual meetings at which Trustees are elected.

No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of the Fund, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table below shows the dollar range of shares of the Fund and the aggregate dollar range of shares of the AssetMark Funds that were beneficially owned by each Trustee Nominee as of May 26, 2015.

Name	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Nominee in Family of Investment Companies
Independent Trustee Nominees
David M. Dunford	None	None
Paul S. Feinberg	None	None
Dennis G. Schmal	None	None
Interested Trustee Nominee
Carrie E. Hansen	None	None

The Independent Trustees are compensated by the Trust. Ms. Hansen, who is not an Independent Trustee, is not compensated by the Trust for serving as a Trustee.  Trust officers are not compensated by the Trust.  The table below shows the compensation that each Independent Trustee Nominee received during the GPS Funds’ last fiscal year and the aggregate compensation that each Independent Trustee Nominee received from the AssetMark Funds.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for the AssetMark Funds
David M. Dunford	$0	$0	$0	$87,000
Paul S. Feinberg	$0	$0	$0	$87,000
Dennis G. Schmal	$0	$0	$0	$87,000

Who are the Principal Officers of the Trust?

Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. The table in Appendix C identifies the principal officers of the Trust and provides certain background and related information.

What are the Standing Committees of the Board?

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee, and the Valuation Committee.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices, and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention and/or termination of the Trust’s independent registered public accounting firm, and it approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to AssetMark and affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.  The Audit Committee of the Trust is comprised of all of the Independent Trustees of the Trust.  Mr. Fibiger is the Chairman of the Audit Committee for the Trust. Upon approval of the Proposal, it is anticipated that Mr. Schmal, the chairman of the Audit Committee for the GPS Board, will be appointed the Chairman of the Audit Committee for the Trust.  During the fiscal year ended September 30, 2014, the Audit Committee met three times.

Nominating and Governance Committee. Information on the Nominating and Governance Committee of each GPS Trust is provided above under “How are nominees for Trustee selected?”

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of the Fund’s holdings of securities and other investments; and (2) as required,

determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee meets as necessary when a price is not readily available and may take action by vote of any two Committee members. During the fiscal year ended September 30, 2014, the Valuation Committee met eight times.

Who is the Trust’s Independent Auditors?

Selection of Auditors. The Audit Committee and the Board of the Trust have selected the firm of KPMG LLP (“KPMG”) to serve as the Trust’s independent registered public accounting firm.  Representatives of KPMG are not expected to be present at the Meeting but will be available telephonically if necessary.

Audit Fees. The aggregate fees billed for the fiscal years ended September 30, 2014 and September 30, 2013 for professional services rendered by KPMG for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years were $28,000 and $24,000, respectively.

Audit-Related Fees. There were no fees billed for the fiscal years ended September 30, 2014 and September 30, 2013 for assurance and related services rendered by KPMG that were reasonably related to the audit or review of the Trust’s financial statements and not reported under “Audit Fees” above.

Tax Fees. The aggregate fees billed by KPMG for the fiscal years ended September 30, 2014 and September 30, 2013 for services provided to each the Trust were $5,310 and $5,310, respectively.  These tax-related services consisted of primarily the review of the tax returns for the Trust. There were no fees billed by KPMG for the fiscal years ended September 30, 2014 and September 30, 2013 for tax-related services provided to AssetMark or other service providers under common control with Assetmark that relate directly to the operations or financial reporting of the Trust.

Aggregate Non-Audit Fees. There were no non-audit fees billed by KPMG for the fiscal years ended September 30, 2014 and September 30, 2013 for products or services provided by KPMG to the Trust or to AssetMark or any entity controlling, controlled by, or under common control with AssetMark that provides ongoing services to the Trust.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to AssetMark, and any entity controlling, controlled by, or under common control with AssetMark that provides ongoing services to the Trust, is compatible with maintaining the independence of KPMG.  The Trust’s Audit Committee has determined that KPMG’s provision of these services is compatible with maintaining KPMG’s independence.

All Other Fees. There were no additional fees paid by the Trust or by AssetMark or other service providers under common control with AssetMark during the fiscal years ended September 30, 2014 and September 30, 2013 for products and services provided by KPMG, other than the services reported above.

The Trust’s Audit Committee did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the Required Vote to Elect Trustees?

Provided that Quorum requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Trust’s Board by the affirmative vote of a plurality of votes cast collectively by shareholders of the Fund.  This means that the four Trustee Nominees receiving the largest number of votes will be elected.

THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

VOTING INFORMATION

How will Shareholder Voting be Handled?

Only shareholders of record of the Fund at the close of business on May 26, 2015 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, held in the Fund on the Record Date.

The vote of a majority of the shares of the Fund represented at the Meeting, either in person or by proxy (whether or not a quorum is present), may adjourn the Meeting with respect to the Proposal.

  It is anticipated that the persons named as proxies on the enclosed proxy card(s) will use the authority granted to them to vote on any adjournment in their discretion.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting.  Abstentions and broker non-votes will have no effect on the Proposal.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as the Proposal.

Shares of the Fund that are owned by other funds or accounts managed by AssetMark, or its affiliates, will generally be voted in proportion to how shares of the Fund are voted by the Fund’s other shareholders. This practice is commonly referred to as “echo voting.”

How do I Ensure my Vote is Accurately Recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope or through the Internet.  If you return your signed proxy card or vote through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR ALL” the Trustee Nominees in the Proposal. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Trust does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

May I Revoke my Proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What Other Matters will be Voted upon at the Meeting?

The Board of the Trust does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board of the Trust does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is Entitled to Vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement.  The table in Appendix D shows the number of outstanding shares of the Fund as of May 26, 2015.

What is the Quorum Requirement?

A “Quorum” is the minimum number of shares that must be present in order to transact business at the Meeting.

One-third (33-1/3%) of the shares of the Trust or the Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.

Who will Pay the Expenses of the Meeting?

The Fund will pay all costs of soliciting proxies from shareholders, including costs related to the printing, mailing and tabulation of proxies. The Fund has engaged AST Fund Solutions, LLC (“AST”) to solicit proxies from brokers, banks,  other institutional holders and individual shareholders at an anticipated cost of approximately $6,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

What Other Solicitations will be Made?

This proxy solicitation is being made by the Board of the Trust for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, telecopy, facsimile transmission or other electronic media, or personal contacts.  The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by the Fund.  Officers, employees and agents of the Trust, AssetMark, and their affiliates may, without extra pay, conduct solicitations by telephone, telegram, telecopy, facsimile transmission, or other electronic media and personal interviews.  The Trust expects that any solicitations will be primarily by mail, but also may include telephone, telegram, telecopy, facsimile transmission, or other electronic media or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of AST if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases when a telephonic proxy is solicited, the AST representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to AST, then the AST representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal.  Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  AST will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.

How do I Submit a Shareholder Proposal for Inclusion in the Trust’s Proxy Statement for a Future Shareholder Meeting?

The governing instruments of the Trust does not require that the Fund hold annual meetings of shareholders.  In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

The governing instruments of the Trust provide that a shareholder meeting may be called at any time by the Board or the president or secretary of the Trust for the purpose of taking action upon any matter requiring the vote or authority of shareholders or upon any other matter as to which such vote or authority is deemed necessary or desirable by the Board or the president.  A shareholder meeting may also be called for any purpose deemed necessary or desirable upon the proper written request of shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote.

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made.  Written proposals with regard to the Fund should be sent to the Secretary of the Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520.

How May I Communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to the Secretary of the Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520.  Shareholders may also send correspondence to any individual Trustee c/o Savos Investments Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUND

Investment Advisor

AssetMark, Inc., 1655 Grant Street, 10th Floor, Concord, CA 94520, serves as the investment advisor to the Fund under an investment advisory agreement with the Trust.  AssetMark is registered as an investment advisor with the SEC.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents

U.S. Bank, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund.  Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board concerning the Fund’s operations.

USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer and dividend-paying agent.  Under the transfer agency agreement, USBFS maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders.  For these services, USBFS receives fees from the Fund computed on the basis of the number of shareholder accounts that USBFS maintains for the Fund during each month and is reimbursed for out-of-pocket expenses.  USBFS and U.S. Bank are affiliates.

Distributor

AssetMark Brokerage LLC (“AssetMark Brokerage”), an affiliate of AssetMark, 1655 Grant Street, 10th Floor, Concord, CA 94520, is the distributor for the shares of the Fund.  AssetMark Brokerage is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

The Fund did not pay any brokerage commissions to any broker that is an affiliate (or an affiliate of an affiliate) of AssetMark during the Trust’s most recently completed fiscal year ended September 30, 2014.

PRINCIPAL HOLDERS OF SHARES

As of May 26, 2015, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund.

To the best knowledge of the Trust, as of May 26, 2015, no person, other than those listed below, was the beneficial owner of 5% or more of the outstanding shares of the Fund.  The beneficial owners of more than 5% of the outstanding Shares of the Fund as of May 26, 2015 are listed below.

Name and Address of Account	Share Amount	Percentage of Shares
Rebecca Ulrich Trust C/O Richards S. Virnig Trustee 700 Lumber Exchange Bldg 10 S 5th St Minneapolis MN 55402	17,013.063	5.196%

APPENDIX A — BACKGROUND AND RELATED INFORMATION FOR TRUSTEE NOMINEES

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex1 to be Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520-2445	Independent Trustee	Indefinite term since 2011	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 – 2001).	17
Trustee, GPS Funds I (2013 to present); Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008 – 2012); Director, Hospice and Palliative Care of Cape Cod (2006 – 2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520-2445	Independent Trustee	Indefinite term since 2011	Retired; formerly, President, CitiStreet Funds, Inc. (2000 – 2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor), and CitiStreet Funds Management LLC (registered investment advisor) (1990 – 2005).	17	Trustee, GPS Funds I (2013 to present); Trustee, GVIT (2008 – 2012).

A-1

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex1 to be Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520-2445	Independent Trustee	Indefinite term since 2013.	Self-employed consultant (1999 to present); formerly, Partner, Arthur Andersen LLP (audit services) (1972 to 1999)	17
Trustee, GPS Funds I (2007 to present); Director, Owens Realty Mortgage Inc. (2013 to present); Director, Cambria ETF Series Trust (2013 to present); Director, Sitoa Global Inc. (2011 to 2013); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008 to present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005 to 2014); Director, Merriman Holdings, Inc.  (financial services) (2003 to present); Director, Grail Advisors ETF Trust (2009 to 2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004 to 2011); Director, North Bay Bancorp (2006 to 2007).

Interested Trustee
Carrie E. Hansen2 Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairman President	Indefinite term since 2014 Renewed 1-year term since 2011	President, GPS Funds I (2007 to present) and GPS Funds II (2011 to present); President, Savos Investments Trust (“Savos”) (2008 to present) and GVIT (2008 to 2012); Executive Vice President and Chief Operating Officer, AssetMark (2008 to present); President, AssetMark Brokerage, LLC (2013 to present).	17	Trustee, GPS Funds I and GPS Funds II (2014 to present); Chairman, AssetMark Trust Co. (2008 to present); Director, Lamorinda Soccer Club (2011 to 2013).

1	The AssetMark Fund Complex consists of GPS Funds I, which currently consists of 7 Funds, GPS Funds II, which currently consists of 9 Funds, and the Trust, which currently consists of one Fund.
2	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

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APPENDIX B — NOMINATING AND GOVERNANCE COMMITTEE CHARTER

SAVOS INVESTMENTS TRUST (FORMERLY, GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS)
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Genworth Financial Asset Management Funds (the “Trust”) is to assist the Board in (a) identifying and recommending qualified individuals to become Board members, (b) determining the composition of the Board and its committees, (c) monitoring the process to assess Board effectiveness and (d) developing and implementing the Trust’s governance policies and for periodically reviewing such policies.

Composition

The Committee (a) will be composed entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder, and (b) will consist of the lesser of three Independent Trustees or the total number of Independent Trustees.  The members of the Committee will be appointed by the Board and will serve until their resignation, retirement or removal by the Board or until their successors will be appointed.

Quorum

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at a meeting at which there is a quorum will be an act of the Committee.

Meetings

The Committee will meet as often as necessary to discharge its functions.  The Committee may meet either on its own or in conjunction with meetings of the Board.  Meetings of the Committee may be held in person, videoconference or by conference telephone, and may be called by the chairperson or a majority of Committee members with reasonable advance notice.  Minutes of the Committee meetings will be recorded and placed with the records of the Trust.  The Committee may take action by unanimous written consent in lieu of a meeting, to the extent permitted by law and by the Trust’s governing instrument.  In the event of any inconsistency between this Nominating and Governance Committee Charter and the Trust’s governing instrument, the provisions of the governing instrument will prevail.

Responsibilities and Duties

The Board has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board specifically delegates to the Committee,

in each case subject to the limitations on the Board or any committee thereof contained in the Trust’s governing instrument or by-laws, as each may be in effect from time to time:

Nominating

(i)           In the event of vacancies on, or increases in the size of the Board, the Committee will identify individuals qualified to serve as Independent Trustees of the Trust and will recommend its nominees for consideration by the full Board.  The Committee may seek suggestions for candidates for nomination as Independent Trustees from any person or sources it deems appropriate.  For non-Independent Trustees, the Committee will consider the views and recommendations of the Trust’s investment adviser and/or affiliates of the investment adviser.

(ii)           The Committee will evaluate the qualifications of candidates to be nominated as Trustees.  With respect to persons being considered to join the Board as “disinterested” trustees, the Committee will consider their independence from management and principal service providers.  These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the rules, regulations and interpretations thereunder.  With respect to “disinterested” trustee candidates, the Committee may also review the effect of any relationships beyond those delineated in the 1940 Act that might impact independence, such as business, financial or family relationship with Trust managers or service providers.

In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

(iii)           The Committee may consider nominations for candidates to be nominated as Trustees made by Trust shareholders or management.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, which should include the biographical information and qualifications of the proposed nominee.  The Committee may request any additional information deemed reasonably necessary for the Committee to evaluate such nominee.

(iv)           After determination by the Committee that a person should be nominated as an Independent Trustee of the Trust, the Committee will present its recommendations to the full board for its consideration, and where appropriate, to the Independent Trustees.

(v)           The Committee will periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

(vi)           The Committee will recommend to the Board a successor to the Board Chairperson when a vacancy occurs in that position.

(vii)           The Committee will review, as frequently as it deems necessary, the Board’s committee structure and recommend to the Board for its approval Trustees to serve as members of each committee.

Governance

(viii)           At least annually, the Committee will evaluate the performance of the Board taking into account such factors as it may deem appropriate, including Trustee attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.  The Committee will also consider the effect of relationships, including but not limited to, those delineated in the 1940 Act that might impact the independence of the Independent Trustees (e.g., business, financial or family relationships with managers or service providers).  In carrying out these responsibilities, the Committee will supervise the distribution and the review of annual questionnaires to all Trustees to obtain information as to the business, financial and family relationships, if any, with the Trust’s investment manager, sub-adviser(s), principal underwriter and other service providers and their affiliates.

(ix)           The Committee will assist the Board in evaluating, as frequently as it deems necessary, the support provided to the Board and its committees and members by management, Trust counsel, counsel to the Independent Trustees, and any other service providers to the Board.

(x)           In collaboration with outside counsel and as required by law or deemed advisable by the Committee, the Committee may develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

(xi)           The Committee will review, as frequently as it deems necessary, the Board’s adherence to industry “best practices.”

(xii)           The Committee may develop, periodically review, and as appropriate recommend changes in, Board governance policies, procedures and practices concerning the structure, compensation and operations of the Board.

(xiii)           The Committee will review, as frequently as it deems necessary, the responsibilities of any committees of the Board, whether there is a continuing need for such a committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee will make recommendations for any such action for the full Board.

Authority

The Committee may select one of its members to be the chair and may select a vice chair.  The Committee has the authority to delegate any of its responsibilities to subcommittees composed of one or more of its members as the Committee may deem appropriate in its sole discretion.

The Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and consult with counsel concerning legal questions and to engage other experts or consultants for any purposes deemed necessary in performing its functions.  The Committee has the sole authority to approve related fees and retention terms.

The Committee may request such information and analyses and access to Trust officers, agents, representatives and service providers, including the investment manager, as will be reasonably necessary for the Committee to carry out its responsibilities.

The Committee will report its actions and recommendations to the Board on a regular basis.  The Committee will review at least annually the adequacy of this Nominating and Governance Committee Charter and, as appropriate, recommend any proposed changes to the Board for approval.

APPENDIX C — PRINCIPAL OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Executive Officers:

John Koval c/o Savos Investments Trust 1655 Grant Street, 10th Floor Concord, CA 94520 Born: 1966	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since 2013
Chief Compliance Officer, GPS Funds I, GPS Funds II and the Trust (2013 to present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and the Trust (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young c/o Savos Investments Trust 1655 Grant Street, 10th Floor Concord, CA 94520 Born: 1982	Treasurer	Renewed 1-Year term since 2014
Treasurer, GPS Funds I, GPS Funds II and the Trust (May 2014 to present); Manager of Fund Administration, AssetMark (May 2014 to present); Senior Fund Administration Officer, AssetMark (2008 to May 2014).

Christine Villas-Chernak c/o Savos Investments Trust 1655 Grant Street, 10th Floor Concord, CA 94520 Born: 1968	Secretary	Renewed 1-Year term since 2014
Secretary, GPS Funds I (2006-2013 and May 2014 to present), GPS Funds II (2011 to 2013 and May 2014 to present), the Trust (2009 to 2010 and May 2014 to present) and GVIT (2008 to 2010); Director of Compliance (June 2014 to present); Deputy Chief Compliance Officer, GPS Funds I (2009 to present), GPS Funds II (2011 to present) and GVIT (2009 to 2012); Senior Compliance Officer, AssetMark (2005 to 2009).

Regina M. Fink c/o Savos Investments Trust 16501 Ventura Boulevard Suite 201 Encino, CA 91436-2095 Born: 1956	Assistant Secretary Vice President	Renewed 1-Year term since 2009 Renewed 1-Year term since 2004	Vice President, Senior Counsel and Secretary, AssetMark (2008 to present); Vice President, Senior Counsel and Secretary, Savos Investments (2002 to 2008).

C-1

APPENDIX D — NUMBER OF SHARES OF THE FUND OUTSTANDING AS OF RECORD DATE

Fund Name	Total Shares Outstanding
Contra Fund	327,410.919

D-1

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
		1. MAIL your signed and voted proxy back in the postage paid envelope provided
Shareholder Registration Here
		2. ONLINE at proxyonline.com using your proxy control number found below
	CONTROL NUMBER	12345678910

SAVOS INVESTMENTS TRUST
CONTRA FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30TH, 2015

The undersigned, revoking prior proxies, hereby appoints Christine E. Villas-Chernak and Patrick R. Young, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Savos Investments Trust (the “Trust”) relating to its series, the Contra Fund (the “Fund”) to be held at the principal executive offices of the Trust at 1655 Grant Street, 10th Floor, Concord, CA 94520, on Tuesday, June 30th, 2015 at 10:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

SAVOS INVESTMENTS TRUST - CONTRA FUND	PROXY CARD

[PROXY ID NUMBER HERE]                                                                                                [BAR CODE HERE]                                                                                          [CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED.  The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 30, 2015.

The proxy statement for this meeting is available at: proxyonline.com/docs/contrafund.pdf

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the Trustees listed below  if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH TRUSTEE.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

			FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	FOR ALL, EXCEPT
1.	To elect four (4) Trustees to the Board of Trustees.		○	○	○
Nominees:
	01)	David M. Dunford
	02)	Paul S. Feinberg
	03)	Dennis G. Schmal
	04)	Carrie E. Hansen

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]                                                                                                          [BAR CODE HERE]                                                                     [CUSIP HERE]